UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-08743

Invesco Senior Income Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	11/30/18

Item 1. Schedule of Investments.

Invesco Senior Income Trust
Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	VK-CE-SINC-QTR-1 11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests-135.50%(b)(c)

Aerospace & Defense-4.36%

Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/19/2015-02/28/2018; Cost $1,628,916)	6.10%	08/11/2022	$1,643	$1,647,301
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/07/2022	1,799	1,797,628
Greenrock Finance, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	06/28/2024	1,722	1,724,907
IAP Worldwide Services, First Lien Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 03/16/2018; Cost $156,389)(d)(e)	1.46%	07/18/2019	1,564	1,563,888
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.89%	07/18/2019	1,830	1,815,831
Maxar Technologies Ltd., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.15%	10/04/2024	3,225	3,075,774
NAC Aviation 8 Ltd., Term Loan (1 mo. USD Fixed + 6.50%) (Acquired 03/24/2017; Cost $2,184,095)(d)	8.85%	12/31/2020	2,115	2,115,043
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.64%	04/29/2024	1,622	1,609,445
Perspecta Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	05/31/2025	1,143	1,141,776
Transdigm Inc., Term Loan G (1 mo. USD LIBOR + 2.50%)	4.84%	08/22/2024	40	38,685
TransDigm Inc., Term Loan F (1 mo. USD LIBOR + 2.50%)	4.84%	06/09/2023	11,280	11,022,644
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.84%	05/30/2025	6,746	6,590,338
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	03/08/2025	813	802,244
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	03/08/2026	479	479,311
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.85%	02/28/2021	1,313	1,292,119
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/06/2018-07/26/2018; Cost $854,391)(d)	7.84%	02/12/2024	859	850,313
				37,567,247

Air Transport-1.85%

American Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.31%	12/14/2023	1,524	1,499,267
Term Loan (1 mo. USD LIBOR + 1.75%)	4.08%	06/27/2025	96	93,075
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.30%	01/15/2025	9,101	9,027,283
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020	3,076	3,155,071
Mesa Airlines, Inc., Term Loan N913FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $217,147)(d)	6.82%	12/01/2021	206	203,355
Term Loan N914FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $251,687)(d)	6.82%	12/01/2021	238	235,702
Term Loan N915FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $212,557)(d)	6.82%	12/01/2021	201	199,057
Term Loan N916FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $264,956)(d)	6.82%	03/01/2022	252	249,431
Term Loan N917FJ (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $241,091)(d)	6.82%	03/01/2022	229	226,964
Term Loan N947LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $262,914)(d)	6.82%	09/01/2022	252	249,634
Term Loan N948LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $270,320)(d)	6.82%	09/01/2022	259	256,666
Term Loan N950LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $297,475)(d)	6.82%	09/01/2022	286	282,449
Term Loan N951LR (3 mo. USD LIBOR + 4.50%) (Acquired 12/29/2017; Cost $281,676)(d)	6.82%	09/01/2022	270	267,448
				15,945,402

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Automotive-3.20%

Allison Transmission Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.07%	09/23/2022		$ 25	$24,628
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.64%	04/06/2024		2,097	2,018,580
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	4.84%	11/07/2024		1,137	1,127,265
First Incremental Term Loan	5.03%	11/07/2025		462	457,559
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/01/2024		1,843	1,836,001
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.96%	05/19/2023		864	862,995
Dealer Tire, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.65%	12/22/2021		148	147,982
Garrett LX III, (Switzerland) Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	183	204,387
Term Loan B (3 mo. USD LIBOR + 2.50%)(d)	4.89%	09/27/2025		624	614,289
Mavis Tire Express Services Corp., Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%) (e)	2.41%	03/20/2025		260	256,893
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	03/20/2025		1,615	1,597,097
Midas Intermediate Holdco II, LLC, Term Loan B (3 mo. USD LIBOR + 2.75%)	5.14%	08/18/2021		1,719	1,660,875
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.13%	07/31/2025		1,592	1,586,236
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.82%	11/06/2024		1,246	1,240,730
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	05/22/2024		1,334	1,300,824
Tenneco Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	10/01/2025		4,000	3,918,647
ThermaSys Corp., Term Loan (f)	0.00%	05/03/2019		1,814	1,571,571
TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	06/30/2025		472	461,251
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.13%	03/07/2024		2,171	2,155,691
Transtar Holding Co., Term Loan (Acquired 04/11/2017-07/06/2017; Cost $815,662)(e)	0.00%	04/11/2022		160	159,476
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.57%	04/11/2022		1,824	1,764,576
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $568,858)(d)(g)	7.75%	04/11/2022		620	587,746
Wand Intermediate I L.P., Term Loan C (2 mo. USD LIBOR + 3.00%)	5.39%	09/17/2021		107	106,645
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.58%	09/19/2022		919	921,211
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	04/04/2025		1,038	1,027,130
					27,610,285

Beverage & Tobacco-0.62%

AI Aqua Merger Sub, Inc., (Australia) First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/13/2023		772	763,429
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	12/13/2023		2,992	2,963,783
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/20/2024		708	702,722
Arterra Wines Canada, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.09%	12/15/2023		955	948,185
					5,378,119

Building & Development-3.90%

American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.34%	10/31/2023		2,724	2,661,320
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	01/02/2025		1,899	1,850,652
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.85%	03/24/2024		4,057	4,003,511
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.35%	03/24/2025		1,763	1,775,378
DiversiTech Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.34%	06/03/2024		1,000	984,285
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $254,991)	9.89%	06/02/2025		257	257,359
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/25/2023		1,319	1,212,377

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Building & Development-(continued)

HD Supply, Inc., Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	4.09%	10/17/2023		$ 2,766	$2,740,583
Term Loan B (3 mo. USD LIBOR + 3.00%)	5.53%	08/01/2024		607	600,583
Janus International Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/12/2025		470	460,560
LSF10 Impala Investments S.a.r.l., Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/30/2025	EUR	448	510,292
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.18%	04/12/2025		3,394	3,331,107
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.09%	11/15/2023		3,548	3,481,826
RE/MAX, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $2,070,606)	5.09%	12/15/2023		2,067	2,069,608
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	02/08/2025		4,205	4,100,160
SRS Distribution Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	05/23/2025		2,324	2,244,174
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	07/24/2024		1,383	1,341,498
					33,625,273

Business Equipment & Services-16.04%

Acosta Holdco, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	09/26/2021		487	340,311
Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	07/28/2022		2,468	2,422,008
Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	07/28/2022		2,550	2,515,687
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	06/30/2022		1,346	1,334,056
Altran Technologies, Term Loan B (3 mo. USD LIBOR + 2.25%)	4.59%	03/20/2025		484	483,454
Asurion LLC, Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.34%	08/04/2022		126	125,262
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2023		11,160	11,060,394
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2024		36	35,878
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.85%	08/04/2025		10,978	11,224,563
Blackhawk Network Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	5.39%	06/15/2025		2,301	2,274,623
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.38%	06/15/2026		537	526,122
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/22/2024		1,005	1,002,909
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.73%	06/21/2024		3,194	3,148,954
Brightview Landscapes, LLC, First Lien Revolver Loan (d)(e)	0.50%	08/15/2023		510	471,615
Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/15/2025		2,681	2,670,817
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.89%	03/14/2022		2,996	2,995,572
CBS Outdoor Americas Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	03/18/2024		34	34,189
Change Healthcare Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	03/01/2024		5,606	5,551,940
Checkout Holding Corp., First Lien Term Loan B (f)	0.00%	04/09/2021		3,069	797,845
CRCI Longhorn Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/08/2025		392	389,573
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.57%	08/08/2026		106	105,397
Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	12/20/2019		1,914	754,023
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.89%	12/21/2020		731	32,903
Dakota Holding Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	02/13/2025		539	533,320
Dream Secured Bondco AB, Term Loan B1F (h)	–	10/21/2022		416	469,857
Financial & Risk US Holdings, Inc., First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/01/2025	EUR	1,010	1,141,338
Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	10/01/2025		8,994	8,777,590
First Data Corp., Term Loan A	4.02%	10/26/2023		3,322	3,249,454
Term Loan (h)	–	10/26/2023		858	839,263
Term Loan (1 mo. USD LIBOR + 2.00%)	4.32%	04/26/2024		9,425	9,268,165

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Business Equipment & Services-(continued)

Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.59%	12/01/2023	$5,912	$5,869,904
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.35%	04/16/2025	1,911	1,903,684
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%) (Acquired 04/11/2018; Cost $495,171)	11.35%	04/16/2026	520	510,053
Global Payments Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.09%	10/20/2025	1,143	1,135,475
GlobalLogic Holdings Inc., Delayed Draw Term Loan	3.25%	08/01/2025	122	121,926
Term Loan (1 mo. USD LIBOR + 3.25%)(d)	5.59%	08/01/2025	857	853,483
Hillman Group, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.35%	05/30/2025	2,264	2,194,924
INDIGOCYAN Midco Ltd., Term Loan B (3 mo. GBP LIBOR + 4.75%)(d)	5.64%	06/24/2024	801	1,026,297
ION Trading Technologies S.a.r.l., Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	11/21/2024	865	851,619
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	01/02/2026	1,555	1,526,916
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.94%	03/09/2023	1,647	1,637,446
Karman Buyer Corp., First Lien Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	5.59%	07/23/2021	4,067	3,688,096
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	07/23/2021	368	334,798
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	6.09%	04/25/2025	2,897	2,900,391
Kronos Inc., First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.00%)	5.54%	11/01/2023	2,793	2,755,976
Learning Care Group (US) No. 2 Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	03/13/2025	568	566,160
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (Acquired 11/17/2017; Cost $900,026)(d)	6.81%	11/20/2024	1,040	1,034,583
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.89%	09/30/2022	4,167	3,948,032
On Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	04/02/2025	193	191,639
Prime Security Services Borrower, LLC, Revolver Loan (d)(e)	0.50%	05/02/2022	1,770	1,738,889
Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	05/02/2022	3,053	3,023,571
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	01/29/2025	2,510	2,499,017
Red Ventures, LLC (New Imagitas, Inc.), Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.32%	11/08/2024	2,039	2,022,154
Spin Holdco Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.69%	11/14/2022	8,551	8,405,254
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/01/2024	5	4,721
TNS Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.71%	02/14/2020	1,596	1,593,256
Trans Union LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.34%	06/19/2025	2,087	2,072,930
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	5.89%	05/21/2022	1,441	1,442,844
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022	2,405	2,370,461
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022	400	394,740
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/12/2023	119	115,607
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/14/2023	21	20,248
West Corp., Term Loan (3 mo. USD LIBOR + 3.50%)	6.03%	10/10/2024	1,342	1,310,762
Term Loan B (3 mo. USD LIBOR + 4.00%)	6.53%	10/10/2024	2,890	2,796,282
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.59%	06/30/2023	913	908,110
				138,347,330

Cable & Satellite Television-7.34%

Altice Financing S.A., (Luxembourg) Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	07/15/2025	823	801,400
Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	01/31/2026	1,394	1,345,341
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.72%	01/03/2025	3,910	3,852,636
Charter Communications Operating, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	04/30/2025	117	115,540

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Cable & Satellite Television-(continued)

CSC Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	07/17/2025		$ 8,707	$8,584,683
Term Loan B-3	4.70%	01/15/2026		2,570	2,531,020
Term Loan (1 mo. USD LIBOR + 2.50%)	4.81%	01/25/2026		2,695	2,660,500
Mediacom Communications Corp., Term Loan N (1 wk. USD LIBOR + 1.75%)	3.98%	02/15/2024		916	904,449
Numericable-SFR S.A., (France) Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	5.99%	01/31/2026		6,373	6,008,469
Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.30%	01/31/2026		5,731	5,477,028
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.56%	08/15/2026		5,784	5,695,843
Unitymedia Finance LLC, (Germany) Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	09/30/2025		1,424	1,412,256
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.56%	01/15/2026		2,332	2,312,841
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.81%	01/15/2026		8,359	8,264,380
Virgin Media Bristol LLC, Term Loan K (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2026		9,605	9,501,394
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.80%	04/15/2025		3,933	3,847,930
					63,315,710

Chemicals & Plastics-5.66%

Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.39%	01/31/2024		1,566	1,562,249
Avantor Inc., Term Loan (h)	–	11/21/2024		2,120	2,122,602
Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	11/21/2024	EUR	1,095	1,242,409
Cabot Microelectronics Corp., Term Loan (h)	–	11/15/2025		1,918	1,910,877
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	05/16/2024		247	242,382
Colouroz Investment LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.49%	09/07/2021		2,021	1,884,137
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.49%	09/07/2021		334	311,470
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/16/2025		1,527	1,516,045
Diamond (BC) B.V., Term Loan B (3 mo. USD LIBOR + 3.00%)	5.53%	09/06/2024		1,370	1,335,368
Encapsys, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	11/07/2024		293	291,922
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	11/07/2025		151	148,264
Ferro Corp., Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.64%	02/14/2024		399	396,294
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.64%	02/14/2024		390	387,862
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	5.03%	08/07/2024		625	622,498
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	10/20/2024		1,658	1,636,790
HII Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/20/2019		1,589	1,592,798
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%) (Acquired 07/13/2017-10/05/2017; Cost $1,181,083)(d)	10.85%	12/21/2020		1,157	1,156,524
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	03/31/2024		169	166,078
Invictus US NewCo LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.50%	03/28/2025		982	977,718
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	9.25%	03/30/2026		522	521,565
KPEX Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	01/31/2025		472	461,464
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.34%	01/31/2026		203	199,817
MacDermid, Inc., First Lien Revolver Loan (d)(e)	0.50%	06/07/2020		953	946,516
First Lien Multicurrency Revolver Loan (d)(e)	0.50%	06/07/2020		953	946,516
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.84%	06/07/2020		66	66,398
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.34%	06/07/2023		810	811,143

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics-(continued)

Messer Industries USA Inc., Term Loan B-1 (h)	–	10/01/2025		$ 4,145	$4,094,829
Term Loan B-2 (h)	–	10/01/2025	EUR	260	294,683
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	6.25%	11/14/2025		864	863,861
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.94%	10/14/2024		1,641	1,626,793
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	5.03%	02/05/2025		521	515,883
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.98%	11/20/2023		1,527	1,508,710
Starfruit Finco BV, (Netherlands) Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	10/01/2025	EUR	662	750,979
Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	10/01/2025		10,247	10,117,507
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.19%	08/07/2020		981	975,612
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	09/06/2024		226	222,490
Tronox Finance LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/22/2024		2,259	2,238,618
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/23/2024		979	970,070
Venator Finance S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	08/08/2024		602	593,403
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	4.39%	09/29/2023		608	608,017
					48,839,161

Clothing & Textiles-1.39%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	09/27/2024		5,502	5,462,515
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.10%	09/29/2025		1,619	1,615,712
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.88%	08/21/2022		711	676,412
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.30%	05/01/2024		899	894,547
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	10/26/2023		1,470	1,391,345
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	04/25/2025		199	197,253
Varsity Brands, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	12/16/2024		1,778	1,772,210
					12,009,994

Conglomerates-0.52%

CTC AcquiCo GmbH, (Germany) Term Loan B-1 (3 mo. EURIBOR + 2.75%)	3.00%	12/14/2024	EUR	594	669,385
Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.96%	03/07/2025		776	773,289
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	06/27/2024		847	840,909
Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	02/03/2025		2,018	1,955,011
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.07%	02/02/2026		255	250,734
					4,489,328

Containers & Glass Products-3.27%

Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	11/07/2025		3,056	3,006,270
Berry Global, Inc, Term Loan S (1 mo. USD LIBOR + 1.75%)	4.07%	02/08/2020		329	327,678
Term Loan T (1 mo. USD LIBOR + 1.75%)	4.07%	01/06/2021		968	961,312
Berry Plastics Group, Inc., Term Loan Q (1 mo. USD LIBOR + 2.00%)	4.32%	10/01/2022		558	551,969
Term Loan R (1 mo. USD LIBOR + 2.00%)	4.32%	01/19/2024		1,283	1,270,989
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.66%	04/03/2024		791	771,505
Consolidated Container Company LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	05/22/2024		974	964,148
Duran Group, Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	6.41%	03/21/2024		3,146	3,083,532
Flex Acquisition Co., Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	06/29/2025		2,365	2,334,612

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Containers & Glass Products-(continued)

Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	10/19/2023		$2,447	$2,324,666
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.91%	10/19/2024		203	185,768
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.35%	11/21/2023		2,051	2,056,652
Klockner Pentaplast of America, Inc., (Luxembourg) Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR	390	389,807
Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	06/30/2022		397	355,154
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	10/31/2024		463	458,587
Ranpak Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	10/01/2021		407	406,321
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	9.56%	10/03/2022		129	128,934
Refresco Group, N.V., Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.87%	03/28/2025		1,103	1,090,137
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	02/05/2023		4,890	4,838,992
TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	6.10%	11/30/2023		155	154,616
Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	11/30/2023		1,536	1,534,443
Trident TPI Holdings, Inc., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	3.50%	10/17/2024	EUR	209	233,396
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	10/17/2024		747	736,122
					28,165,610

Cosmetics & Toiletries-1.18%

Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	09/26/2024		3,233	3,042,397
Anastasia Parent, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.07%	08/11/2025		702	693,605
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	04/05/2025		4,699	4,405,403
Parfums Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.96%	06/30/2024		1,888	1,873,560
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.34%	01/26/2024		131	129,967
					10,144,932

Drugs-2.74%

Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	05/04/2025		4,327	4,324,518
BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $1,841,848)	8.14%	04/29/2020		1,916	1,834,659
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.14%	04/29/2020		1,666	1,560,523
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.59%	05/20/2024		58	57,191
Endo LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)	6.62%	04/29/2024		4,163	4,154,743
Valeant Pharmaceuticals International, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	06/01/2025		6,784	6,722,690
Incremental Term Loan	5.46%	06/01/2025		5,031	4,959,139
					23,613,463

Ecological Services & Equipment-1.69%

ADS Waste Holdings, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.47%	11/10/2023		2,175	2,158,001
EnergySolutions, LLC, Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.14%	05/11/2025		1,176	1,152,717
GFL Environmental Inc., (Canada) Delayed Draw Term Loan (h)	–	05/30/2025		175	170,432
Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.39%	05/30/2025		7,293	7,115,606
Patriot Container Corp., Term Loan (1 mo. USD LIBOR + 3.50%) (Acquired 03/16/2018; Cost $489,352)	5.82%	03/20/2025		491	489,861
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.06%	03/20/2026		416	407,540
Tunnel Hill Partners L.P., Term Loan B (h)	–	10/01/2025		939	936,633

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Ecological Services & Equipment-(continued)

WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/11/2023		$ 2,163	$2,149,027
					14,579,817

Electronics & Electrical-14.36%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/08/2020		3,068	2,990,880
Applied Systems, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	5.39%	09/19/2024		1,363	1,351,407
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.39%	09/19/2025		77	77,230
Barracuda Networks, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.55%	02/12/2025		82	81,116
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.45%	06/30/2021		864	822,671
Boxer Parent Co. Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.65%	10/02/2025		2,216	2,190,688
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	04/18/2025		1,886	1,882,344
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/16/2023		5,630	5,580,584
Compuware Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/23/2025		124	124,374
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	09/07/2023		750	742,197
Diebold Nixdorf, Inc., Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.63%	08/30/2022		2,240	2,354,539
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.13%	11/06/2023		1,968	1,730,874
DigiCert Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.35%	10/31/2024		3,596	3,587,123
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.35%	10/31/2025		312	308,586
Dynatrace LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	08/22/2025		1,392	1,390,669
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	08/21/2026		145	146,812
Energizer Holdings, Inc., Term Loan B (h)	–	06/21/2025		1,138	1,113,523
Epicor Software Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	06/01/2022		59	58,244
Everest Bidco S.A.S., First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	2,248	2,564,426
Finastra USA, Inc., (Luxembourg) First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	905	1,028,217
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	06/13/2024		4,378	4,244,688
Go Daddy Operating Company, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.59%	02/15/2024		3,150	3,121,668
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/01/2024		1,861	1,850,469
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	07/07/2025		299	300,845
IGT Holding IV AB, Term Loan B (3 mo. USD LIBOR + 3.75%) (Acquired 07/25/2017; Cost $1,367,667)	6.14%	07/26/2024		1,368	1,342,591
I-Logic Technologies Bidco Ltd., Term Loan (2 mo. USD LIBOR + 3.25%)	5.64%	12/20/2024		911	908,679
Term Loan (2 mo. EURIBOR + 3.25%)	4.25%	12/21/2024	EUR	2,318	2,627,537
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost $865,278)	4.85%	04/04/2024		860	859,885
MA FinanceCo., LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.59%	11/19/2021		3,677	3,619,565
Marcel LUX IV, Term Loan (h)	–	09/27/2025		363	361,903
Term Loan (h)	–	09/27/2025	EUR	135	152,888
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $1,927,842)	8.32%	05/08/2025		1,961	1,970,803
McAfee, LLC, Term Loan B (2 mo. USD LIBOR + 3.75%)	6.10%	09/30/2024		2,017	2,014,656
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	08/18/2022		2,200	2,199,759
Micro Holding, L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.06%	09/13/2024		1,902	1,886,650
Microchip Technology Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	05/29/2025		2,901	2,876,254
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.14%	03/31/2022		1,304	1,297,532
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.56%	07/05/2023		1,150	1,145,446

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Electronics & Electrical-(continued)

Neustar, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	01/08/2020	$456	$455,018
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.84%	08/08/2024	2,900	2,869,384
Oberthur Technologies of America Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	5.99%	01/10/2024	1,095	1,084,149
OEConnection LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.35%	11/22/2024	1,006	1,003,012
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $255,219)	10.35%	11/22/2025	193	193,278
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.12%	03/23/2025	2,825	2,781,312
ON Semiconductor Corp., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.09%	03/31/2023	2,121	2,104,051
Open Text Corp., Term Loan (1 mo. USD LIBOR + 1.75%)	4.09%	05/30/2025	70	70,241
Optiv Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	02/01/2024	2,604	2,493,522
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	01/31/2025	548	530,318
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	07/02/2025	3,502	3,454,542
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $898,450)(d)	6.57%	01/02/2025	900	903,743
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	07/07/2023	930	929,255
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.78%	05/16/2025	5,838	5,816,337
Renaissance Holding Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/30/2025	1,042	1,029,503
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/29/2026	349	341,441
Resideo Funding Inc, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.49%	10/25/2025	654	651,233
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	04/24/2022	2,536	2,447,665
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	10/12/2023	644	634,241
Sandvine Corp., Term Loan (h)	–	11/02/2025	1,863	1,867,866
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	10/31/2025	2,136	2,124,965
Severin Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	08/01/2025	1,475	1,455,059
SonicWall U.S. Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.14%	05/16/2025	374	371,061
SS&C Technologies, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025	5,584	5,461,780
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025	2,127	2,080,267
Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	4.59%	04/16/2025	3,655	3,566,635
Sybil Software LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.89%	09/29/2023	3,974	3,947,882
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.85%	12/04/2020	431	431,870
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.80%	09/28/2024	2,926	2,881,845
Verint Systems Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	06/29/2024	863	856,040
VF Holding Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	07/02/2025	3,501	3,449,684
Wall Street Systems Delaware, Inc., Term Loan (3 mo. USD LIBOR + 3.00%) (Acquired 11/17/2017; Cost $880,923)	5.39%	11/21/2024	881	871,902
Xperi Corporation, Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.84%	12/01/2023	1,819	1,788,961
				123,856,384

Equipment Leasing-0.02%

United Rentals, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.10%	10/31/2025	184	183,578

Financial Intermediaries-1.74%

Advisor Group, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	08/17/2025	1,152	1,154,876
Edelman Financial Center, LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.69%	07/19/2025	2,362	2,345,830
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	03/22/2024	1,280	1,267,324
LPL Holdings Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.55%	09/23/2024	1,989	1,976,755
MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	03/27/2020	4,572	3,964,087

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Financial Intermediaries-(continued)

RJO Holdings Corp., First Lien Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $1,502,214)	10.36%	05/05/2022		$ 1,494	$1,497,842
Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $534,033)(d)	14.34%	05/05/2022		531	532,566
SGG Holdings S.A., Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	552	625,469
Stiphout Finance LLC, (Virgin Islands (British)) First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	10/26/2022		1,620	1,595,379
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/23/2015; Cost $22,399)	9.60%	10/26/2023		22	22,255
					14,982,383

Food Products-4.37%

8th Avenue Food & Provisions, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	10/01/2025		697	698,214
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.05%	10/01/2026		287	289,118
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	03/30/2025		902	891,730
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	07/03/2020		2,810	2,661,027
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	04/06/2024		4,443	4,381,198
H-Food Holdings, LLC, Term Loan (1 mo. USD LIBOR + 3.69%)	6.03%	05/23/2025		3,320	3,239,512
Hostess Brands, LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	4.70%	08/03/2022		10	9,264
Jacobs Douwe Egberts International B.V., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.56%	11/01/2025		1,478	1,471,001
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	10/30/2022		10,128	10,011,281
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	05/01/2025		688	689,855
Nomad Foods US LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.56%	05/15/2024		1,629	1,601,530
Post Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.32%	05/24/2024		1,610	1,603,824
Shearer’s Foods, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.59%	06/30/2021		2,211	2,179,786
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $212,838)	9.10%	06/30/2022		214	204,835
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.60%	10/22/2025		8,514	7,801,037
					37,733,212

Food Service-2.82%

Aramark, Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.09%	03/11/2025		8	7,915
Carlisle FoodService Products, Inc., Delayed Draw Term Loan (e)	1.00%	03/20/2025		44	42,870
Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	03/20/2025		193	189,106
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/20/2025		1,938	1,920,956
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.57%	02/05/2025		4,217	4,179,044
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.59%	02/16/2024		5,830	5,726,700
NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	04/19/2024		1,149	1,104,748
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	04/18/2025		300	293,743
Restaurant Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.65%	10/01/2025		602	601,430
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.90%	10/01/2026		660	667,797
Tacala Investment Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	02/01/2025		568	561,062
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	02/01/2026		422	423,763
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	09/26/2024		1,403	1,322,150
US Foods, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	06/27/2023		5,729	5,674,356

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Food Service-(continued)

Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	7.15%	11/29/2024		$ 1,627	$1,633,265
					24,348,905

Forest Products-0.14%

American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	04/06/2024		1,220	1,222,313

Health Care-5.99%

Acadia Healthcare Co., Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	02/11/2022		817	811,161
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.84%	02/16/2023		2,795	2,774,067
Argon Medical Devices Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	01/23/2025		420	418,965
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.35%	01/23/2026		100	101,244
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.64%	10/31/2023		88	87,417
Dentalcorp Perfect Smile ULC, (Canada) First Lien Term Loan (1 mo. USD LIBOR + 3.75%) (e)	6.10%	06/06/2025		246	245,030
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	06/06/2025		983	978,283
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (e)	8.58%	06/08/2026		222	221,715
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	06/08/2026		887	886,862
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.85%	12/20/2024		1	1,344
DJO Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.62%	06/07/2020		4,611	4,613,212
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	05/02/2023		2,373	2,367,271
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	06/28/2024		1,534	1,509,400
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	10/13/2025		821	817,622
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.32%	10/27/2022		1,120	1,118,712
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/07/2022		1,888	1,891,163
Heartland Dental, LLC, Delayed Draw Term Loan (e)	3.75%	04/30/2025		369	363,800
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/30/2025		2,452	2,419,271
IMS Health, Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.39%	01/17/2025		348	344,858
IWH UK Midco Ltd., Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	542	610,682
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	02/03/2024		3,645	3,640,193
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/07/2023		4,574	4,499,148
Nidda Healthcare Holding AG, Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.38%	08/21/2024		229	287,863
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.58%	06/30/2025		3,824	3,735,705
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	09/27/2024		2,783	2,708,435
Prophylaxis B.V., Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 07/02/2018; Cost $2,901,695)	4.00%	06/05/2025	EUR	2,491	2,829,137
Surgery Center Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	09/02/2024		1,233	1,215,270
Syneos Health, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	08/01/2024		172	170,187
Team Health Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	02/06/2024		1,595	1,495,302
Terveys-ja hoivapalvelut Suomi Oy, (Finland) First Lien Term Loan B (3 mo. EURIBOR + 7.50%)	4.25%	08/11/2025	EUR	890	1,014,714
Second Lien Term Loan (3 mo. EURIBOR + 4.25%)	7.50%	07/19/2026	EUR	487	554,185
Unilabs Diagnostics AB, Revolver Loan	1.31%	04/01/2021	EUR	943	1,051,822
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.84%	08/27/2025		4,542	4,548,089
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	06/07/2024		1,309	1,300,338
					51,632,467

Home Furnishings-1.24%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.10%	02/05/2024		1,399	1,321,204
Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.35%	09/29/2024		1,391	1,353,075
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/05/2024		963	954,288

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Home Furnishings-(continued)

Hilding Anders AB, Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	$509	$454,677
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.84%	02/28/2025	704	701,107
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%) (Acquired 03/13/2018; Cost $225,023)	5.84%	02/16/2022	72	72,251
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023	2,302	2,046,832
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.55%	06/15/2025	1,819	1,798,311
TGP Holdings III, LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	09/25/2024	1,586	1,558,642
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.89%	09/25/2025	417	411,740
				10,672,127

Industrial Equipment-3.43%

Accudyne Industries LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	08/18/2024	1,725	1,703,862
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	04/28/2025	695	669,689
Alpha AB Bidco BV, Term Loan B (h)	–	09/26/2025	345	391,599
Altra Industrial Motion Corp., Term Loan B (h)	–	10/01/2025	1,619	1,605,018
CIRCOR International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	12/11/2024	1,895	1,868,457
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.38%	05/18/2024	3,207	3,162,503
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)(d)	4.89%	01/31/2024	627	625,333
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	08/29/2023	669	675,270
Engineered Machinery Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	07/19/2024	830	814,569
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.64%	07/18/2025	1,156	1,154,098
Filtration Group Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	03/29/2025	3,303	3,285,552
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	07/30/2024	1,748	1,741,160
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.05%	05/31/2023	410	407,823
Hamilton Holdco LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.40%	07/02/2025	1,839	1,825,644
Milacron LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	09/28/2023	2,421	2,382,084
MX Holdings US, Inc., Term Loan B1C (1 mo. USD LIBOR + 3.00%)	5.34%	07/31/2025	1,612	1,618,845
New VAC US LLC, Term Loan (3 mo. USD LIBOR + 4.00%)(d)	6.39%	03/08/2025	586	586,470
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.89%	11/27/2020	1,581	1,478,587
Rexnord LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	08/21/2024	640	637,235
Robertshaw US Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	02/28/2025	958	929,723
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.37%	02/28/2026	535	517,218
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.59%	03/16/2022	847	839,941
Terex Corp., Incremental Term Loan (2 mo. USD LIBOR + 2.00%)	4.50%	01/31/2024	638	628,867
				29,549,547

Insurance-2.56%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	05/09/2025	4,070	4,002,446
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	01/25/2024	4,155	4,122,993
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.87%	08/16/2025	460	458,106
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.49%	04/25/2025	4,577	4,502,820
Sedgwick Claims Management Services, Inc., Term Loan (h)	–	11/15/2025	3,256	3,226,431
USI Inc., Term Loan B (3 mo. USD LIBOR + 3.00%)	5.39%	05/16/2024	5,865	5,730,363
				22,043,159

Leisure Goods, Activities & Movies-4.53%

Alpha Topco Ltd., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	02/01/2024	10,113	9,804,881
AMC Entertainment, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	12/15/2023	1,177	1,162,086
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	10/19/2023	1,080	1,069,012

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Leisure Goods, Activities & Movies-(continued)

Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	02/28/2025		$ 7,419	$7,293,991
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	11/08/2023		1,642	1,525,727
Dorna Sports, S.L., Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.39%	04/12/2024		862	851,792
Equinox Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.34%	03/08/2024		2,053	2,038,503
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	09/06/2024		165	168,738
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.60%	04/18/2025		1,761	1,747,379
Invictus Media SLU, (Spain) Term Loan B-1 (6 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	684	781,089
Term Loan B-2 (3 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	410	468,229
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.33%	12/16/2024		1,014	1,011,754
Lifetime Brands, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.46%	06/10/2022		48	47,940
Orbiter International S.a.r.l., Term Loan B-2 (3 mo. CHF EURIBOR + 4.25%) (Acquired 07/07/2017; Cost $491,731)	4.25%	07/11/2024	EUR	476	476,443
Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	02/22/2024		430	423,823
Shutterfly Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.10%	08/17/2024		1,489	1,478,145
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.81%	08/19/2024		600	592,385
SSH Group Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	6.77%	07/30/2025		1,252	1,242,191
Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)(d)	10.77%	07/30/2026		315	317,129
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	08/18/2023		6,241	6,234,725
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	08/18/2024		367	367,823
					39,103,785

Lodging & Casinos-5.51%

AMCP Clean Acquisition Co., LLC, Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%) (e)	3.25%	06/16/2025		190	189,946
Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	06/16/2025		789	789,465
B&B Hotels SAS, Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	03/14/2023	EUR	1,038	1,166,364
Belmond Interfin Ltd., Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	07/03/2024		1,788	1,774,872
Boyd Gaming Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.49%	09/15/2023		1,662	1,634,892
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	12/23/2024		10,416	10,250,155
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	04/18/2024		766	753,644
Golden Nugget, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.23%	10/04/2023		4,123	4,065,262
Las Vegas Sands LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	4.09%	03/27/2025		165	163,008
Penn National Gaming, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.58%	10/15/2025		1,097	1,089,649
Scientific Games International, Inc., Term Loan B-5 (2 mo. USD LIBOR + 2.75%)	5.22%	08/14/2024		9,242	9,014,571
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	07/10/2025		8,215	8,198,585
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.85%	06/08/2023		3,446	3,400,768
Twin River Management Group, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/10/2020		2,195	2,189,939
VICI Properties 1 LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/20/2024		2,051	2,021,566
Wyndham Hotels & Resorts, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	4.09%	05/30/2025		10	9,522
Wynn Resorts, Ltd., Term Loan (1 mo. USD LIBOR + 2.25%)	4.60%	10/30/2024		832	816,316
					47,528,524

Nonferrous Metals & Minerals-0.64%

American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	03/21/2025		988	984,071
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	06/01/2025		2,961	2,385,389
Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.64%	01/28/2022		1,240	1,228,723
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	10.89%	01/30/2023		15	14,596

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Nonferrous Metals & Minerals-(continued)

U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	05/01/2025	$1,005	$896,856
				5,509,635

Oil & Gas-7.18%

BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	06/24/2024	1,836	1,778,149
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.03%	10/31/2024	300	298,226
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	05/21/2025	1,741	1,699,947
Bronco Midstream Funding, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/14/2023	397	394,539
California Resources Corp., Term Loan (1 mo. USD LIBOR + 10.38%)	12.72%	12/31/2021	1,759	1,880,219
Term Loan (1 mo. USD LIBOR + 4.75%)	7.06%	12/31/2022	2,433	2,459,709
CD&R Firefly Bidco Ltd., Term Loan B-1	5.32%	06/23/2025	1,580	1,999,460
Centurion Pipeline L.P., Term Loan B (3 mo. USD LIBOR + 3.25%)	5.64%	09/29/2025	595	598,050
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	07/29/2021	1,703	1,694,226
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.82%	03/06/2023	2,704	2,678,143
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.59%	03/31/2025	1,190	1,177,866
Encino Energy, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	9.09%	10/29/2025	1,152	1,160,860
Fieldwood Energy LLC, Revolver Loan (d)(e)	4.50%	04/11/2021	6,565	6,499,202
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.59%	04/11/2022	1,976	1,948,804
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.59%	04/11/2023	2,301	2,114,306
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.82%	12/23/2024	1,360	1,357,206
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.64%	08/25/2023	4,130	3,324,317
HGIM Corp., Term Loan (6 mo. USD LIBOR + 6.00%)	8.51%	07/02/2023	1,644	1,649,337
Lucid Energy Group II Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	02/17/2025	1,276	1,220,411
McDermott Technology (Americas), Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	7.34%	05/12/2025	3,950	3,807,406
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	10/30/2024	1,045	1,019,057
Moda Midstream LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.59%	09/29/2025	553	550,132
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.81%	12/13/2024	1,573	1,565,918
Ocean Rig 1 Inc., Term Loan (Prime Rate + 7.00%)	8.00%	09/20/2024	576	606,312
Osum Production Corp., Term Loan (3 mo. USD LIBOR + 5.50%)(d)	7.89%	07/31/2020	2,169	2,006,439
Paragon Offshore Finance Co., Term Loan (Acquired 07/11/2014; Cost $10,353)(d)(i)	0.00%	07/18/2021	8	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	03/19/2021	3,826	3,571,937
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.39%	02/21/2021	9,384	8,066,117
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	08/04/2021	915	823,867
Traverse Midstream Partners LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.60%	09/27/2024	646	644,764
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.82%	03/30/2023	470	472,330
Weatherford International Ltd., Term Loan (1 mo. USD LIBOR + 1.43%)	3.77%	07/13/2020	2,910	2,859,903
				61,927,159

Publishing-2.67%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	04/11/2025	790	788,087
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/12/2024	2,866	2,840,523
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.56%	06/07/2023	3,275	2,940,345
Getty Images, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	10/18/2019	5,890	5,848,923
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)(d)	7.78%	06/01/2022	18	18,043
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.32%	10/04/2023	72	71,015
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	10/24/2021	1,999	1,999,451
Southern Graphics Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.67%	12/31/2022	1,469	1,414,100

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Publishing-(continued)

Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.34%	01/27/2024	$	7,082	$7,067,025
					22,987,512

Radio & Television-2.09%

E.W. Scripps Co., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	10/02/2024		574	568,426
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.57%	02/07/2024		317	314,081
Term Loan C (h)	–	11/02/2025		3,640	3,615,130
iHeartCommunications, Inc., Term Loan D (i)	0.00%	01/30/2019		12,358	8,837,427
Mission Broadcasting, Inc., Term Loan B-3 (h)	–	01/17/2024		237	234,933
NEP/NCP HoldCo, Inc., Term Loan (3 mo. EURIBOR + 3.50%)	3.50%	10/19/2025	EUR	36	40,575
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	10/19/2026		836	824,484
Nexstar Broadcasting, Inc., Term Loan B-3 (h)	–	01/17/2024		1,409	1,396,664
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.59%	08/23/2024		1,659	1,657,028
Sinclair Broadcast Group, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.60%	01/03/2024		519	513,692
					18,002,440

Retailers (except Food & Drug)-2.40%

Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.35%	09/25/2024		4,502	4,460,644
Fossil Group, Inc., Term Loan (1 wk. USD LIBOR + 7.00%)	9.23%	12/31/2020		758	765,424
Fullbeauty Brands Holdings Corp., Term Loan (f)	0.00%	10/14/2022		3,469	1,005,971
National Vision, Inc., First Lien Revolver Loan(d)(e)	0.38%	03/13/2019		1,533	1,410,344
Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	11/20/2024		1,176	1,171,016
Payless Inc., Term Loan A-1 (3 mo. USD LIBOR + 8.00%)(d)	10.33%	02/10/2022		768	422,388
Term Loan A-2 (3 mo. USD LIBOR + 9.00%)(d)	11.33%	08/10/2022		1,441	554,998
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.78%	01/26/2023		5,226	3,943,617
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.22%	07/09/2019		4,323	4,168,752
Staples, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.54%	09/12/2024		1,773	1,748,566
Vivarte, PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (g)	7.00%	10/29/2019		1,229	1,007,245
					20,658,965

Steel-0.00%

Atkore International, Inc., Incremental First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	12/22/2023		0	0

Surface Transport-1.70%

Agro Merchants North American Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	12/06/2024		683	683,681
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	11.10%	11/12/2020		2,030	1,508,761
Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		705	698,250
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		2,866	2,840,327
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	10/12/2024		846	838,071
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.07%	12/06/2024		3,797	3,741,382
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.60%	06/26/2021		1,673	1,606,264
XPO Logistics, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.51%	02/24/2025		1,764	1,749,977
Zeus Bidco Ltd., Term Loan (3 mo. GBP LIBOR + 7.25%) (Acquired 03/24/2017; Cost $959,608)(d)	8.05%	03/29/2024		778	974,154
					14,640,867

Telecommunications-10.48%

CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	01/31/2025		9,299	9,049,102

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Telecommunications-(continued)

Colorado Buyer Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	05/01/2024	$	1,626	$1,605,149
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	10/24/2022		6,336	5,900,227
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/05/2023		6,310	6,067,997
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.10%	03/31/2021		2,756	2,644,701
Term Loan (1 mo. USD LIBOR + 4.38%)	6.73%	10/12/2021		762	748,762
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	6.10%	06/15/2024		384	367,470
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/16/2024		491	487,727
Intelsat Jackson Holdings S.A., (Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.07%	11/27/2023		1,507	1,499,905
Term Loan B-5	6.63%	01/02/2024		2,347	2,361,727
Level 3 Financing Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	02/22/2024		9,743	9,637,993
Lumentum Holdings, Inc., Term Loan (d)(h)	–	08/07/2025		970	961,486
MLN US Holdco LLC, Term Loan B (h)	–	07/13/2025		1,853	1,856,047
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	11/15/2024		2,963	2,946,173
Odyssey Investissement S.A.S., Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2025	EUR	1,068	1,210,276
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/01/2024		3,142	3,088,822
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	04/11/2025		4,669	4,625,528
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.88%	02/02/2024		8,044	7,961,469
Incremental Term Loan	5.71%	02/02/2024		5,290	5,251,547
Syniverse Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.31%	03/09/2023		3,666	3,517,524
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.89%	11/17/2023		7,674	7,527,201
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.39%	05/02/2023		3,022	2,931,110
Windstream Services, LLC, Term Loan B-6(1 mo. USD LIBOR + 4.00%)	6.31%	03/29/2021		6,059	5,652,704
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.56%	02/17/2024		2,364	2,052,796
Zayo Group, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.34%	01/19/2021		420	417,645
					90,371,088

Utilities-7.87%

AES Corp. (The), Term Loan (1 mo. USD LIBOR + 1.75%)	4.46%	05/24/2022		1,549	1,545,131
AI Alpine AT BidCo GmbH, (Austria) Term Loan B (h)	–	10/25/2025	EUR	468	528,274
Term Loan B (d)(h)	–	10/25/2025		581	573,753
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/27/2022		685	681,235
Brookfield WEC Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	08/01/2025		5,942	5,935,763
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.10%	08/03/2026		933	943,967
Calpine Construction Finance Co., L.P., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	01/15/2025		3,599	3,545,472
Calpine Corp., Term Loan B (h)	–	12/31/2019		139	138,809
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2023		7,121	7,011,538
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	05/31/2023		3,613	3,555,568
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2024		2,550	2,506,692
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	10/02/2023		3,224	3,201,583
ExGen Renewables IV, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.71%	11/28/2024		1,317	1,271,189
Granite Acquisition, Inc., First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.89%	12/17/2021		451	449,529
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	12/17/2021		4,086	4,076,535
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.64%	12/19/2022		508	506,863
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/28/2025		685	687,792

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Utilities-(continued)

Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	01/30/2024		$ 5,098	$4,957,117
Term Loan C (1 mo. USD LIBOR + 3.75%)	6.09%	01/30/2024		274	266,243
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	05/16/2024		2,623	2,638,973
NRG Energy, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	4.14%	06/30/2023		1,794	1,774,529
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/23/2025		888	887,836
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	03/06/2025		1,806	1,765,024
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	12/02/2021		579	564,959
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/08/2023		3,096	3,047,439
Vistra Operations Co. LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	08/04/2023		7,689	7,591,101
Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/31/2025		7,300	7,202,085
					67,854,999
Total Variable Rate Senior Loan Interests (Cost $1,201,398,186)					1,168,440,720

U.S. Dollar Denominated Bonds & Notes-7.39%

Air Transport-0.30%

Mesa Airlines, Inc. Class B	5.75%	07/15/2025		2,615	2,596,312

Automotive-0.31%

Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	269	315,574
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.87%	04/15/2024	EUR	1,000	1,140,399
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		331	321,070
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,015	900,812
					2,677,855

Building & Development-0.15%

Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)	5.12%	11/15/2022	EUR	100	107,116
LSF10 Wolverine Investment SCA (Denmark)(j)	5.00%	03/15/2024	EUR	155	171,742
LSF10 Wolverine Investment SCA (Denmark) (3 mo. EURIBOR + 4.63%)(j)(k)	4.63%	03/15/2024	EUR	907	1,022,451
					1,301,309

Business Equipment & Services-0.75%

Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	1,188	1,328,339
Nexi S.p.A. (Italy)(j)	4.12%	11/01/2023	EUR	377	423,891
Nexi S.p.A. (Italy) (3 mo. EURIBOR + 3.63%)(j)(k)	3.63%	05/01/2023	EUR	3,122	3,525,581
Refinitiv US Holdings Inc. REGS, Sr. Unsec. Bonds(j)	4.50%	05/15/2026	EUR	126	141,273
Techem GmbH (Germany)(j)	6.00%	07/30/2026	EUR	960	1,065,400
					6,484,484

Cable & Satellite Television-2.09%

Altice Financing S.A. Sr. Sec. Gtd. First Lien Notes (Luxembourg)(j)	6.63%	02/15/2023		490	485,100
Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	940	861,483
Altice Financing S.A. Sr. Sec. Gtd. First Lien Bonds (Luxembourg)(j)	7.50%	05/15/2026		4,930	4,646,525
Altice France S.A. Sr. Sec. Gtd. First Lien Notes (France)(j)	7.37%	05/01/2026		2,104	2,027,730
CSC Holdings LLC Sr. Sec. Gtd. First Lien Notes(j)	5.50%	05/15/2026		6,796	6,609,110
Numericable-SFR S.A. (France)(j)	8.12%	02/01/2027		1,225	1,203,563
Numericable-SFR S.A. (France)(j)	5.88%	02/01/2027	EUR	1,352	1,554,163
Virgin Media Bristol LLC (United Kingdom)(j)	5.50%	08/15/2026		656	619,297
					18,006,971

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Chemicals & Plastics-0.23%

Alpha US Bidco, Inc. (Germany)(j)	8.75%	06/01/2023		$ 754	$735,150
Avantor Inc.(j)	6.00%	10/01/2024		1,263	1,255,106
					1,990,256

Containers & Glass Products-0.38%

Ardagh Glass Finance PLC (Ireland)(j)	4.25%	09/15/2022		657	636,502
Ardagh Glass Finance PLC (Ireland)(j)	4.62%	05/15/2023		1,021	995,475
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	5.94%	07/15/2021		1,157	1,168,454
Reynolds Group Issuer Inc./LLC Sr. Sec. Gtd. First Lien Global Notes	5.75%	10/15/2020		437	437,067
					3,237,498

Electronics & Electrical-0.32%

Blackboard Inc.(j)	9.75%	10/15/2021		2,582	1,846,130
Dell International LLC/EMC Corp. Sr. Sec. Gtd. First Lien Notes(j)	5.45%	06/15/2023		858	878,056
					2,724,186

Financial Intermediaries-0.44%

AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	08/01/2024	EUR	200	193,821
Cabot Financial S.A. (United Kingdom) (3 mo. EURIBOR + 5.88%)(j)(k)	5.88%	11/15/2021	EUR	629	694,894
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	619	589,460
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	756	785,117
Nemean Bondco PLC (Jersey)(j)	7.37%	02/01/2024	GBP	572	634,512
Nemean Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(j)(k)	7.33%	02/01/2023	GBP	795	906,155
					3,803,959

Health Care-0.80%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.81%	07/15/2019	GBP	1,724	2,189,954
DJO Finance LLC(j)	8.12%	06/15/2021		1,049	1,089,649
DJO Finance LLC	10.75%	04/15/2020		2,114	2,121,928
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.89%	08/15/2022	GBP	1,000	1,105,988
Recordati Spa REGS, Sr. Unsec. Bonds (Italy)(j)	6.75%	10/30/2025	EUR	139	158,015
Recordati Spa REGS, Sr. Unsec. Floating Rate Bonds (Italy) (3 mo. EURIBOR + 6.25%)(j)(k)	6.25%	10/30/2025	EUR	168	190,944
					6,856,478

Home Furnishings-0.35%

International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(j)(k)	6.50%	11/15/2025	EUR	317	335,190
International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(j)(k)	5.68%	11/15/2025	EUR	396	431,951
Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	2,156	2,294,361
					3,061,502

Industrial Equipment-0.02%

Altra Industrial Motion Corp. Sr. Unsec. Gtd. Notes(j)	6.13%	10/01/2026		140	138,600

Lodging & Casinos-0.24%

ESH Hospitality, Inc.(j)	5.25%	05/01/2025		740	709,475
Scientific Games International, Inc.(j)	3.38%	02/15/2026	EUR	288	304,327
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.76%	05/15/2023	GBP	800	1,016,312
VICI Properties 1 LLC	8.00%	10/15/2023		73	79,748
					2,109,862

Nonferrous Metals & Minerals-0.24%

TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		1,989	2,113,313

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Oil & Gas-0.14%

Pacific Drilling S.A. Sr. Sec. Bonds(j)	8.37%	10/01/2023		$ 71	$70,113
Pacific Drilling S.A.(f)(j)	0.00%	06/01/2020		2,587	1,174,071
					1,244,184

Radio & Television-0.33%

Clear Channel International B.V.(j)	8.75%	12/15/2020		2,789	2,865,697

Retailers (except Food & Drug)-0.05%

Claire’s Stores Inc.(f)(j)	0.00%	03/15/2020		682	426,250

Surface Transport-0.02%

WFS Global Holding S.A.S. (Netherlands) (3 mo. EURIBOR + 6.25%)(j)(k)	6.25%	08/15/2023	EUR	153	172,432

Telecommunications-0.19%

Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		742	708,610
Goodman Networks Inc.	8.00%	05/11/2022		1,673	878,636
Windstream Services, LLC(j)	9.00%	06/30/2025		16	11,760
					1,599,006

Utilities-0.04%

Calpine Corp.(j)	5.25%	06/01/2026		328	306,270
Total U.S. Dollar Denominated Bonds & Notes (Cost $72,995,010)					63,716,424

			Shares

Common Stocks & Other Equity Interests-6.33%(l)

Aerospace & Defense-0.46%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $209,294)(d)(j)(m)				247	3,992,585

Automotive-0.02%

Transtar Holding Co., Class A(m)				2,509,496	188,212

Building & Development-0.35%

BMC Stock Holdings, Inc.(m)				151,251	2,572,779
Five Point Holdings LLC, Class A(m)				54,770	420,086
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/2010; Cost $7,937,680)(d)(j)(m)				780	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/2010; Cost $93,970)(d)(j)(m)				9	0
					2,992,865

Chemicals & Plastics-0.00%

LyondellBasell Industries N.V., Class A				383	35,738

Conglomerates-0.04%

Euramax International, Inc. (Acquired 07/09/2009; Cost $4,543,100)(d)(j)(m)				4,207	357,603

Drugs-0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)				5,562	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)				8,918	0
					0

Financial Intermediaries-0.00%

RJO Holdings Corp. (Acquired 12/10/2010; Cost $0)(d)(j)(m)				1,481	1,482
RJO Holdings Corp., Class A (Acquired 12/10/2010; Cost $0)(d)(j)(m)				1,142	1,256
RJO Holdings Corp., Class B (Acquired 12/10/2010; Cost $0)(d)(j)(m)				1,667	17
					2,755

Forest Products-0.17%

Verso Corp., Class A(m)				57,236	1,443,492

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Shares	Value

Health Care-0.00%

New Millennium Holdco(m)	134,992	$16,739

Lodging & Casinos-2.03%

Caesars Entertainment Operating Co., LLC(m)	29,845	254,279
Twin River Management Group, Inc.(m)	134,134	17,236,219
		17,490,498

Oil & Gas-1.21%

Ameriforge Group Inc. (Acquired 06/08/2017; Cost $27,999)(d)(j)(m)	441	26,460
CJ Holding Co.(m)	26,015	446,938
Fieldwood Energy LLC(m)	32,773	1,365,536
HGIM Corp.(m)	3,232	140,592
HGIM Corp., Wts. expiring 07/02/2043(m)	14,442	678,774
Ocean Rig 1 Inc.(m)	129,347	3,586,792
Paragon Offshore Finance Co., Class A (Cayman Islands)(i)(m)	2,308	2,308
Paragon Offshore Finance Co., Class B (Cayman Islands)(i)(m)	1,154	44,429
Samson Investment Co.	132,022	3,102,517
Tribune Resources, Inc., First Lien Wts. (Acquired 04/03/2018; Cost $7,239)(d)(j)(m)	87,471	2,624
Tribune Resources, Inc.(m)	337,847	999,521
		10,396,491

Publishing-0.97%

Affiliated Media, Inc., Class B (Acquired 08/29/2006; Cost $3,069,828)(j)(m)	46,746	841,421
Cygnus Business Media, Inc. (Acquired 07/19/2004; Cost $1,251,821)(d)(j)(m)(n)	5,882	0
Cygnus Business Media, Inc.(d)(j)(m)	703,341	0
F&W Publications, Inc. (Acquired 06/09/2010; Cost $18,581)(d)(j)(m)	15,519	9,311
MC Communications, LLC (Acquired 07/02/2009; Cost $0)(d)(j)(m)	333,084	0
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $918,351)(j)(m)	399,283	7,436,646
Tribune Publishing Co.(m)	4,118	60,082
		8,347,460

Retailers (except Food & Drug)-0.01%

Payless Inc.(k)(m)	73,380	55,035

Telecommunications-0.00%

CTM Media Holdings Inc.(m)	1,270	46,927
Goodman Networks Inc.(d)(m)	105,288	0
		46,927

Utilities-1.07%

Vistra Operations Co. LLC(m)	377,472	8,863,043
Vistra Operations Co. LLC, Rts. expiring 12/31/2046(m)	377,472	303,110
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $290,499)(d)(j)	618,084	95,803
		9,261,956
Total Common Stocks & Other Equity Interests (Cost $47,884,152)		54,628,356

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Structured Products-0.22%

Clontarf Park CLO, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR $	174	193,899
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	7.59%	10/25/2028		1,489	1,485,751
OCP Euro CLO, Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	01/15/2032	EUR	201	228,393
Total Structured Products (Cost $1,853,871)					1,908,043

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

	Shares	Value
Preferred Stocks-0.01%(l)

Financial Intermediaries-0.00%

RJO Holdings Corp., Series A-2 (Acquired 12/10/2010; Cost $0)(d)(j)(m)	324	$3,245

Retailers (except Food & Drug)-0.00%

Vivarte (France) (Acquired 01/12/2018; Cost $0)(d)(m)	7,780	0
Vivarte, Class A Preference Shares (France) (Acquired 01/12/2018; Cost $0)(d)(j)(m)	259	0
Vivarte, Class B Preference Shares (France) (Acquired 01/12/2018; Cost $0)(d)(j)(m)	259	0
		0

Telecommunications-0.00%

Goodman Networks Inc., Series A-1 (Acquired 05/31/2017; Cost $1,253)(d)(j)(m)	125,268	0

Utilities-0.01%

Genie Energy Ltd.(k)	7,632	58,308
Total Preferred Stocks (Cost $166,274)		61,553

Money Market Funds-1.08%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(o)	3,250,008	3,250,008
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(o)	2,320,970	2,321,434
Invesco Treasury Portfolio-Institutional Class, 2.12%(o)	3,714,295	3,714,295
Total Money Market Funds (Cost $9,285,737)		9,285,737
TOTAL INVESTMENTS IN SECURITIES(p)-150.53% (Cost $1,333,583,230)		1,298,040,833
BORROWINGS-(30.53)%		(263,250,000)
VARIABLE RATE TERM PREFERRED SHARES-(14.50)%		(125,000,000)
OTHER ASSETS LESS LIABILITIES-(5.50)%		(47,450,873)
NET ASSETS APPLICABLE TO COMMON SHARES-100.00%		$862,339,960

Investment Abbreviations:

CHF	- Swiss Franc
CLO	- Collateralized Loan Obligation
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
GO	- General Obligation
Gtd.	- Guaranteed
LIBOR	- London Interbank Offered Rate
PIK	- Pay-in-Kind
REGS	- Regulation S
Rts.	- Rights
Sec.	- Secured
Sr.	- Senior
Unsec.	- Unsecured
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

Notes of Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(e)

All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 5.

(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at November 30, 2018 was $4,975,708, which represented 0.57% of the Trust’s Net Assets.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	This variable rate interest will settle after November 30, 2018, at which time the interest rate will be determined.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $862,339,960, which represented 8.37% of the Trust’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(l)	Securities acquired through the restructuring of senior loans.
(m)	Non-income producing security.
(n)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of November 30, 2018 represented less than 1% of the Trust’s Net Assets. See Note 4.

(o)	The money market fund and the Trust are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.
(p)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)

	Counterparty	Deliver		Receive
12/14/2018	Barclays Capital	EUR	9,840,753	USD	11,385,781	$235,365
12/14/2018	Barclays Capital	GBP	3,405,214	USD	4,505,055	163,734
01/15/2019	Barclays Capital	GBP	3,423,047	USD	4,480,350	107,464
12/14/2018	Canadian Imperial Bank of Commerce	USD	10,775,649	EUR	9,540,194	34,207
12/14/2018	Citibank N.A.	CHF	480,215	USD	486,548	5,398
01/15/2019	Citibank N.A.	GBP	3,423,098	USD	4,476,695	103,743
01/15/2019	Citibank N.A.	GBP	186,161	USD	243,662	5,844
01/15/2019	Citibank N.A.	GBP	313,966	USD	402,133	1,046
12/14/2018	Goldman Sachs & Co.	EUR	9,840,753	USD	11,397,757	247,342
12/14/2018	Goldman Sachs & Co.	GBP	3,409,437	USD	4,510,985	164,281
12/14/2018	Goldman Sachs & Co.	USD	10,789,100	EUR	9,540,194	20,755
12/14/2018	Goldman Sachs & Co.	USD	477,060	CHF	480,214	4,089
01/15/2019	Goldman Sachs & Co.	EUR	415,754	USD	477,163	4,525
01/15/2019	Goldman Sachs & Co.	EUR	407,159	USD	463,644	778
01/15/2019	Goldman Sachs & Co.	EUR	177,469	USD	201,806	56
12/14/2018	JP Morgan Chase Bank	EUR	9,840,259	USD	11,373,749	223,894
12/14/2018	JP Morgan Chase Bank	GBP	3,409,437	USD	4,510,511	163,807
12/14/2018	JP Morgan Chase Bank	USD	10,794,729	EUR	9,540,194	15,127
01/15/2019	JP Morgan Chase Bank	GBP	3,423,047	USD	4,478,171	105,284
12/14/2018	Royal Bank of Canada	USD	10,785,189	EUR	9,540,194	24,667
01/15/2019	Royal Bank of Canada	EUR	321,104	USD	366,965	1,927
12/14/2018	Toronto Dominion Bank	EUR	9,840,753	USD	11,397,629	247,214
Subtotal - Appreciation						1,880,547
12/14/2018	Barclays Capital	USD	4,476,762	GBP	3,428,022	(106,364)
01/15/2019	Canadian Imperial Bank of Commerce	EUR	9,554,496	USD	10,833,604	(28,149)
12/14/2018	Citibank N.A.	USD	1,384,379	EUR	1,201,744	(22,700)

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)

	Counterparty	Deliver		Receive
12/14/2018	Citibank N.A.	USD	4,394,827	GBP	3,368,044	$(100,894)
01/15/2019	Citibank N.A.	USD	4,002,133	EUR	3,509,954	(11,943)
01/15/2019	Citibank N.A.	USD	155,794	GBP	121,466	(623)
01/15/2019	Citibank N.A.	USD	95,951	GBP	74,706	(515)
01/15/2019	Goldman Sachs & Co.	CHF	481,517	USD	480,394	(3,886)
01/15/2019	Goldman Sachs & Co.	EUR	9,412,700	USD	10,685,910	(14,647)
01/15/2019	Goldman Sachs & Co.	USD	197,970	GBP	154,156	(1,038)
12/14/2018	JP Morgan Chase Bank	USD	4,474,607	GBP	3,428,022	(104,209)
01/15/2019	JP Morgan Chase Bank	EUR	9,554,496	USD	10,852,732	(9,021)
01/15/2019	Royal Bank of Canada	EUR	9,554,496	USD	10,843,072	(18,680)
Subtotal - Depreciation						(422,669)
Total Forward Foreign Currency Contracts - Currency Risk						$1,457,878

Currency Abbreviations:

CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound Sterling
USD	-	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                             Invesco Senior Income Trust

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

                                             Invesco Senior Income Trust

B.	Securities Transactions and Investment Income – (continued)

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Purchased on a When-Issued and Delayed DeliveryBasis – The Trust may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.

Forward Foreign Currency Contracts – The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Forward Foreign Currency Contracts – The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Trust will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Industry Focus – To the extent that the Trust invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

H.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended

                                             Invesco Senior Income Trust

H.	Bank Loan Risk - (continued)

trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.

Other Risks - The Trust may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Trust invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.

Leverage Risk - The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Trust’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the nine months ended November 30, 2018, there were transfers from Level 2 to Level 3 of $7,368,991 due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $19,306,388, due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$1,123,645,574	$44,795,146	$1,168,440,720
U.S. Dollar Denominated Bonds & Notes	–	63,716,424	–	63,716,424
Common Stocks & Other Equity Interests	17,730,155	32,411,058	4,487,143	54,628,356
Structured Products	–	1,908,043	–	1,908,043
Investments Matured	–	250,764	561,057	811,821
Preferred Stocks	58,308	–	3,245	61,553
Money Market Funds	9,285,737	–	–	9,285,737
Total Investments in Securities	27,074,200	1,221,931,863	49,846,591	1,298,852,654

Other Investments - Assets*
Forward Foreign Currency Contracts	–	1,880,547	–	1,880,547

                                             Invesco Senior Income Trust

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(422,669)	–	(422,669)
Total Other Investments	–	1,457,878	–	1,457,878
Total Investments	$27,074,200	$1,223,389,741	$49,846,591	$1,300,310,532

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the nine months ended November 30, 2018:

	Value February 28, 2018	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appeciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value November 30, 2018
Variable Rate Senior Loan Interests	$83,959,012	$24,063,945	$(51,559,482)	$191,308	$371,532	$(939,342)	$6,984,927	$(18,276,754)	$44,795,146
Common Stocks & Other Equity Interests	4,511,935	171,934	–	–	–	448,844	384,064	(1,029,634)	4,487,143
Preferred Stocks	191,146	–	–	–	–	(187,901)	–	–	3,245
Investments Matured	388,041	162,929	(1,853)	–	(2,022)	13,962	–	–	561,057
Total	$89,050,134	$24,398,808	$(51,561,335)	$191,308	$369,510	$(664,437)	$7,368,991	$(19,306,388)	$49,846,591

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3–Derivative Investments

The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Trust derivative investments, detailed by primary risk exposure, held as of November 30, 2018:

Value

Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$1,880,548
Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$1,880,548

Value

Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(422,669)
Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(422,669)

                                             Invesco Senior Income Trust

Effect of Derivative Investments for the nine months ended November 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$3,072,706
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	2,172,119
Total	$5,244,825

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$174,959,671

NOTE 4–Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a Trust holds 5% or more of the outstanding voting securities. The Trust has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market Trusts) for the nine months ended November 30, 2018.

	Value 02/28/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 11/30/18	Dividend Income
Cygnus Business Media, Inc., Common Shares	$0	$–	$–	$–	$–	$0	$–

NOTE 5–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of November 30, 2018. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount(a)		Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan		$189,946	$189,946
Brightview Landscapes, LLC	First Lien Revolver Loan		509,854	471,615
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan		43,801	42,870
Dentalcorp Perfect Smile ULC	First Lien Term Loan		246,106	245,030
Dentalcorp Perfect Smile ULC	Second Lien Term Loan		221,715	221,715
Fieldwood Energy LLC	LOC		6,564,851	6,499,202
GlobalLogic Holdings Inc.	Delayed Draw Term Loan		122,385	121,926
Heartland Dental, LLC	Delayed Draw Term Loan		368,794	363,800
IAP Worldwide Services	First Lien Term Loan		1,563,888	1,563,888
MacDermid, Inc.	First Lien Revolver Loan		953,265	946,516
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		953,265	946,516
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		259,816	256,893
National Vision, Inc.	First Lien Revolver Loan		1,532,982	1,410,344
Prime Security Services Borrower, LLC	Revolver Loan		1,770,367	1,738,889
Transtar Holding Co.	Term Loan		160,277	159,476
Unilabs Diagnostics AB	Revolver Loan	EUR	942,706	1,051,822
				$16,230,448

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

                                             Invesco Senior Income Trust

NOTE 6–Senior Loan Participation Commitments

The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

At the nine months ended November 30, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$1,532,982	$1,410,344

                                             Invesco Senior Income Trust

Item 2.	Controls and Procedures.

(a)

As of January 25, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 25, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2019

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.